BORROWER NAME AND ADDRESS	LENDER NAME AND ADDRESS	LOAN DESCRIPTION
PANELTECH International, LLC 2999 John Stevens Way Hoquiam, WA 98550	Anchor Mutual Savings Bank 215 E Market, P O Box 348 Aberdeen, WA 98520	Number 710298901 Amount $ 1,750,000.00 Date 04/22/2005

☐ Refer to the attached Signature Addendum, incorporated herein, for additional Borrowers and their signatures.

COMMERCIAL LOAN AGREEMENT

LOAN STRUCTURE. This Commercial Loan Agreement (Agreement) contemplates ☒ a single advance term Loan ☐ a multiple advance draw Loan ☐ a revolving multiple advance draw Loan. The principal balance will not exceed $ ________. Borrower will pay down a revolving draw Loan's outstanding Principal to $ N/A (Pay Down Balance) N/A (Time Period). This Loan is for ☐ agricultural ☒ business purposes.

☐ Borrower may not voluntarily prepay the Loan in full at any time. ☒ Borrower may prepay the Loan under the following terms and conditions (Any partial prepayment will not excuse any later scheduled payments until the Loan is paid in full.): without penalty and may be subject to a minimum interest charge of $20.00.

☒ **LATE CHARGES.** If a payment is made more than 15 days after it is due, Borrower will pay a late charge of 5.000% but not less than $10.00

FEES. Borrower agrees to pay the following fees in connection with this Loan at closing or as otherwise requested by Lender:
If applicable, but not limited to: Origination fee, Appraisal, Flood, Inspection Fee, Credit Report.

REQUESTS FOR ADVANCES. Borrower authorizes Lender to honor a request for an advance from Borrower or any person authorized by Borrower. The requests for an advance must be in writing, by telephone, or any other manner agreed upon by Borrower and Lender, and must specify the requested amount and date and be accompanied with any agreements, documents, and instruments that Lender requires for the Loan. Lender will make same day advances, on any day that Lender is open for business, when the request is received before ________ (Advance Cut-Off Time). Lender will disburse the advance into Borrower's demand deposit account (if any), account number N/A, or in any other agreed upon manner. All advances will be made in United States dollars.

- ☐ These requests must be made by at least ___ (Number Required To Draw) persons, acting together, of those persons authorized to act on Borrower's behalf.
- ☐ Advances will be made in the amount of at least $ ________ (Minimum Amount Of Advance).
- ☐ Advances will be made no more frequently than ________ (Minimum Frequency Of Advance).
- ☐ **Discretionary Advances.** Lender will make all Loan advances at Lender's sole discretion.
- ☐ **Obligatory Advances.** Lender will make all Loan advances subject to this Agreement's terms and conditions.

FINANCIAL INFORMATION. Borrower will prepare and maintain Borrower's financial records using consistently applied generally accepted accounting principles then in effect. Borrower will provide Lender with financial information in a form acceptable to Lender and under the following terms.

A. **Frequency.** Annually, Borrower will provide to Lender Borrower's financial statements, tax returns, annual internal audit reports or those prepared by independent accountants within 90 days after the close of each fiscal year. Any annual financial statements that Borrower provides will be ☐ audited statements. ☒ reviewed statements. ☐ compiled statements.
☐ Borrower will provide Lender with interim financial reports on a ________ (Monthly, Quarterly) basis, and within ________ days after the close of this business period. Interim financial statements will be ☐ audited ☐ reviewed ☐ compiled statements.

B. **Requested Information.** Borrower will provide Lender with any other information about Borrower's operations, financial affairs and condition within 3 days after Lender's request.

☐ C. **Leverage Ratio.** Borrower will maintain at all times a ratio of total liabilities to tangible net worth, determined under consistently applied generally accepted accounting principles, of ________ (Total Liabilities to Tangible Net Worth Ratio) or less.

☐ D. **Minimum Tangible Net Worth.** Borrower will maintain at all times a total tangible net worth, determined under consistently applied generally accepted accounting principles, of $ ________ (Minimum Tangible Net Worth) or more. Tangible net worth is the amount by which total assets exceed total liabilities. For determining tangible net worth, total assets will exclude all intangible assets, including without limitation goodwill, patents, trademarks, trade names, copyrights, and franchises, and will also exclude any accounts receivable that do not provide for a repayment schedule.

☐ E. **Minimum Current Ratio.** Borrower will maintain at all times a ratio of current assets to current liabilities, determined under consistently applied generally accepted accounting principles, of ________ (Minimum Current Ratio) or more.

☐ F. **Minimum Working Capital.** Borrower will maintain at all times a working capital, determined under consistently applied generally accepted accounting principles by subtracting current liabilities from current assets, of $ ________ (Minimum Working Capital) or more. For this determination, current assets exclude ________ (Excluded Current Assets). Likewise, current liabilities include (1) all obligations payable on demand or within one year after the date on which the determination is made, and (2) final maturities and sinking fund payments required to be made within one year after the date on which the determination is made, but exclude all liabilities or obligations that Borrower may renew or extend to a date more than one year from the date of this determination.

ATTACHMENTS. The following documents are incorporated by reference into this Agreement: ☐ Asset Based Financing Agreement addendum dated ________ ☒ Commercial Security Agreement addendum dated 04/22/2005 ☐ Other ________.

ADDITIONAL TERMS:

☒ **ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. BY SIGNING THIS AGREEMENT, THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT EXISTS BETWEEN THEM.**

SIGNATURES. By signing under seal, I agree to all the terms and conditions beginning on page 1 through the bottom of page 2 of this Agreement. Borrower also acknowledges receipt of a copy of this Agreement.

BORROWER:

PANELTECH International, LLC
Entity Name

________ (Seal)
Signature Scott D Olmstead, Managing   Date

________ (Seal)
Signature Leroy Nott, Managing Member   Date

Entity Name

________ (Seal)
Signature Ronald H. Iff, Managing Member   Date

________ (Seal)
Signature   Date

LENDER:

Anchor Mutual Savings Bank
Entity Name

AVP/RBBM (Seal)
Signature Stephen Fulton, Business   Date

________ (Seal)
Signature   Date

DEFINITIONS. In this Agreement, the followin ms have the following meanings.

Accounting Terms. Accounting terms that are not specifically defined will have their customary meanings under consistently applied generally accepted accounting principles.

Loan. Loan refers to all advances made under the terms of this Agreement.

Loan Documents. Loan Documents include this Agreement and all documents prepared pursuant to the terms of this Agreement including all present and future promissory notes (Notes), security instruments, guaranties, and supporting documentation as modified, amended or supplemented.

Property. Property is any collateral, real, personal or intangible, that secures Borrower's performance of the obligations of this Agreement.

ADVANCES. To the extent permitted by law, Borrower will indemnify Lender and hold Lender harmless for reliance on any request for advance that Lender reasonably believes to be genuine. Lender's records are conclusive evidence as to the number and amount of advances and the Loan's unpaid principal and interest. If any advance results in an overadvance (when the total amount of the Loan exceeds the principal balance) Borrower will pay the overadvance, as requested by Lender. Regarding Borrower's demand deposit account(s) with Lender, Lender may, at its option, consider presentation for payment of a check or other charge exceeding available funds as a request for an advance under this Agreement. Any such payment by Lender will constitute an advance on the Loan.

CONDITIONS. Borrower will satisfy all of the following conditions before Lender makes any advances under this Agreement. If this Agreement provides for discretionary advances, satisfaction of these conditions does not commit Lender to making advances.

No Default. There has not been a default under the Loan Documents nor would a default result from making the advance.

Information. Borrower has provided all required documents, information, certifications and warranties, all properly executed on forms acceptable to Lender.

Inspections. Borrower has accommodated, to Lender's satisfaction, all inspections.

Conditions and Covenants. Borrower has performed and complied with all conditions required for an advance and all covenants in the Loan Documents.

Warranties and Representations. The warranties and representations contained in this Agreement are true and correct at the time of making the advance.

Financial Statements. Borrower's most recently delivered financial statements and reports are current, complete, true and accurate in all material respects and fairly represent Borrower's financial condition.

Bankruptcy Proceedings. No proceeding under the United States Bankruptcy Code has been commenced by or against Borrower or any of Borrower's affiliates.

WARRANTIES AND REPRESENTATIONS. Borrower makes these warranties and representations which will continue as long as this Agreement is in effect.

Power. Borrower is duly organized, validly existing and in good standing in all jurisdictions in which Borrower operates. Borrower has the power and authority to enter into this transaction and to carry on its business or activity as it is now being conducted. All persons who are required by applicable law and the governing documents of Borrower have executed and delivered to Lender this Agreement and other Loan Documents.

Authority. The execution, delivery and performance of this Agreement and the obligation evidenced by the Loan Documents are within Borrower's duly authorized powers, has received all necessary governmental approval, will not violate any provision of law or order of court or governmental agency, and will not violate any agreement to which Borrower is a party or to which Borrower or Borrower's property is subject.

Name and Place of Business. Other than previously disclosed in writing to Lender, Borrower has not changed its name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender's prior written consent, Borrower will not use any other name and will preserve Borrower's existing name, trade names and franchises.

No Other Liens. Borrower owns or leases all property that is required for its business and except as disclosed, the property is free and clear of all liens, security interests, encumbrances and other adverse interests.

Compliance With Laws. Borrower is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Borrower or its property, except as disclosed to Lender.

Financial Statements. Borrower represents and warrants that all financial statements Borrower provides fairly represent Borrower's financial condition for the stated periods, are current, complete, true and accurate in all material respects, include all direct or contingent liabilities, and that there has been no material adverse change in Borrower's financial condition, operations or business since the date the financial information was prepared.

COVENANTS. Until the Loan and all related debts, liabilities and obligations under the Loan Documents are paid and discharged, Borrower will comply with the following terms, unless Lender waives compliance in writing.

Inspection and Disclosure. Borrower will allow Lender or its agents to enter any of Borrower's premises during mutually agreed upon times, to do the following: (1) inspect, audit, review and obtain copies from Borrower's books, records, orders, receipts, and other business related data; (2) discuss Borrower's finances and business with anyone who claims to be Borrower's creditor; (3) inspect Borrower's Property, audit for the use and disposition of the Property's proceeds; or do whatever Lender decides is necessary to preserve and protect the Property and Lender's interest in the Property. As long as this Agreement is in effect, Borrower will direct all of Borrower's accountants and auditors to permit Lender to examine and make copies of Borrower's records in their possession, and to disclose to Lender any other information that they know about Borrower's financial condition and business operations. Lender may provide Lender's regulator with required information about Borrower's financial condition, operation and business or that of Borrower's parent, subsidiaries or affiliates.

Business Requirements. Borrower will preserve and maintain its present existence and good standing in jurisdictions where Borrower is organized and operates. Borrower will continue its business or activities as presently conducted, by obtaining licenses, permits and bonds where needed. Borrower will obtain Lender's prior written consent before ceasing business or engaging in any line of business that is materially different from its present business.

Compliance with Laws. Borrower will not violate any laws, regulations, rules, orders, judgments or decrees applicable to Borrower or Borrower's property, except for those which Borrower challenges in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its appeal should Borrower lose. On request, Borrower will provide Lender with written evidence that Borrower has fully and timely paid taxes, assessments and other governmental charges levied or imposed on Borrower and its income, profits and property. Borrower will adequately provide for the payment of taxes, assessments and other charges that have accrued but are not yet due and payable.

New Organizations. Borrower will obtain Lender's written consent before organizing, merging into, or consolidating with an entity; acquiring all or substantially all of the assets of another; or materially changing legal structure, management, ownership or financial condition.

Other Liabilities. Borrow ll not incur, assume or permit any debt evidenced by notes, bonds or similar gations except debt in existence on the date of this Agreement and fully disclosed to Lender; debt subordinated in payment to Lender on terms acceptable to Lender; accounts payable incurred in the ordinary course of business and paid under customary trade terms or contested in good faith with reserves satisfactory to Lender; or as otherwise agreed to by Lender.

Notice. Borrower will promptly notify Lender of any material change in financial condition, a default under the Loan Documents, or a default under any agreement with a third party which materially and adversely affects Borrower's property, operations or financial condition.

Dispose of No Assets. Without Lender's prior written consent, Borrower will not sell, lease, assign, or otherwise distribute all or substantially all of its assets.

Insurance. Borrower will obtain and maintain insurance with insurers in amounts and coverages that are acceptable to Lender and customary with industry practice. This may include without limitation credit insurance, insurance policies for public liability, fire, hazard and extended risk, workers compensation, and, at Lender's request, business interruption and/or rent loss insurance. Borrower may obtain insurance from anyone Borrower wants that is acceptable to Lender. Borrower's choice of insurance provider will not affect the credit decision or interest rate. At Lender's request, Borrower will deliver to Lender certified copies of all of these insurance policies, binders or certificates. Borrower will obtain and maintain a mortgagee or loss payee endorsement for Lender when these endorsements are available. Borrower will require all insurance policies to provide at least 10 days prior written notice to Lender of cancellation or modification. Borrower consents to Lender using or disclosing information relative to any contract of insurance required for the Loan for the purpose of replacing this insurance. Borrower also authorizes its insurer and Lender to exchange all relevant information related to any contract of insurance executed as required by any Loan Documents.

Property Maintenance. Borrower will keep property that is necessary or useful in its business in good working condition by making all needed repairs, replacements and improvements and by making payments due on the property.

DEFAULT. If the Loan is payable on demand, Lender may demand payment at any time whether or not any of the following events have occurred. Borrower will be in default if any one or more of the following occur. (1) Borrower fails to make a payment in full when due. (2) Borrower makes an assignment for the benefit of creditors or becomes insolvent, either because Borrower's liabilities exceed its assets or Borrower is unable to pay debts as they become due; or Borrower petitions for protection under any bankruptcy, insolvency or debtor relief laws, or is the subject of such a petition or action and fails to have the petition or action dismissed within a reasonable period of time. (3) Borrower fails to perform any condition or to keep any promise or covenant on this Agreement or any debt or agreement Borrower has with Lender. (4) A default occurs under the terms of any instrument evidencing or pertaining to this Agreement. (5) If Borrower is a producer of crops, Borrower fails to plant, cultivate and harvest crops in due season. (6) Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained by federal law. (7) Anything else happens that either significantly impairs the value of the Property or, unless controlled by the New Jersey Banking Law, causes Lender to reasonably believe that Lender will have difficulty collecting the Loan.

REMEDIES. After Borrower defaults, and after Lender gives any legally required notice and opportunity to cure, Lender may at its option use any and all remedies Lender has under state or federal law or in any of the Loan Documents, including, but not limited to, terminating any commitment or obligation to make additional advances or making all or any part of the amount owing immediately due. Lender may set-off any amount due and payable under the terms of the Loan against Borrower's right to receive money from Lender, unless prohibited by applicable law. Except as otherwise required by law, by choosing any one or more of these remedies Lender does not give up Lender's right to use any other remedy. Lender does not waive a default if Lender chooses not to use a remedy, and may later use any remedies if the default continues or occurs again.

COLLECTION EXPENSES AND ATTORNEYS' FEES. To the extent permitted by law, Borrower agrees to pay all expenses of collection, enforcement and protection of Lender's rights and remedies under this Agreement. Expenses include, but are not limited to, reasonable attorneys' fees including attorney fees as permitted by the United States Bankruptcy Code, court costs and other legal expenses. These expenses will bear interest from the date of payment until paid in full at the contract interest rate then in effect for the Loan. **FL:** Attorneys' fees will be 10 percent of the principal sum due or a larger amount as the court judges as reasonable and just. **GA:** Attorneys' fees will be 15 percent of the principal and interest owing.

GENERAL PROVISIONS. This Agreement is governed by the laws of the jurisdiction where Lender is located, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located.

Joint And Individual Liability And Successors. Each Borrower, individually, has the duty of fully performing the obligations on the Loan. Lender can sue all or any of the Borrowers upon breach of performance. The duties and benefits of this Loan will bind and benefit the successors and assigns of Borrower and Lender.

Amendment, Integration And Severability. The Loan Documents may not be amended or modified by oral agreement. Borrower agrees that any party signing this Agreement as Borrower is authorized to modify the terms of the Loan Documents. Borrower agrees that Lender may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modification, substitutions, or future advances. The Loan Documents are the complete and final expression of the understanding between Borrower and Lender. If any provision of the Loan Documents is unenforceable, then the unenforceable provision will be severed and the remaining provisions will be enforceable.

Waivers And Consent. Borrower, to the extent permitted by law, consents to certain actions Lender may take, and generally waives defenses that may be available based on these actions or based on the status of a party to the Loan. Lender may renew or extend payments on the Loan. Lender may release any borrower, endorser, guarantor, surety, or any other co-signer. Lender may release, substitute, or impair any Property securing the Loan. Lender's course of dealing, or Lender's forbearance from, or delay in, the exercise of any of Lender's rights, remedies, privileges, or right to insist upon Borrower's strict performance of any provisions contained in the Loan Documents, will not be construed as a waiver by Lender, unless the waiver is in writing and signed by Lender. Lender may participate or syndicate the Loan and share any information that Lender decides is necessary about Borrower and the Loan with the other participants.

Interpretation. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement. Unless otherwise indicated, the terms of this Agreement shall be construed in accordance with the Uniform Commercial Code.

Notice. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in this Agreement, or to any other address designated in writing. Notice to one party will be deemed to be notice to all parties. Time is of the essence.

GUARANTY BY CORPORATION

Aberdeen , WA
(City) (State)

04/22/2005

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce **Anchor Mutual Savings Bank**
(herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of **PANELTECH International, LLC**

(herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A. If this ☐ is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: ____________________ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

B. If this ☒ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): **Unlimited** .

The term, "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals, or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof.

The Undersigned represents and warrants to the Lender that the Undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this guaranty is given for a corporate purpose. The Undersigned agrees to rely exclusively on the right to revoke this guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, in the opinion of the directors or officers of the Undersigned, the corporate benefits then being received by the Undersigned in connection with this guaranty are not sufficient to warrant the continuance of this guaranty as to future Indebtedness. Accordingly, so long as this guaranty is not revoked prospectively in accordance with this guaranty, the Lender may rely conclusively on a continuing warranty, hereby made, that the Undersigned continues to be benefited by this guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

3. If the Undersigned shall be dissolved or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ **Unlimited** (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

5. The Undersigned will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2 hereof, all of which are made a part hereof.

This guaranty is ☒ unsecured; ☐ secured by a mortgage or security agreement dated ____________;
☐ secured by ____________________ .

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

SORB Management Company

By [signature] President (Title)
Scott Olmstead

By ____________________

"Undersigned" shall refer to all entities who sign this guaranty, individually and jointly.

ADDITIONAL PROVISIONS

6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under section 1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower's obligations had not been discharged.

8. The Undersigned further agree(s) that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower's discharge, and Undersigned shall remain obligated to pay such amounts as fully as if Borrower's obligations had not been discharged.

9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Undersigned waive(s) any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to the Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. The Undersigned represents and warrants to the Lender that (i) the Undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty; (ii) the execution, delivery and performance of this guaranty by the Undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this guaranty has been duly executed and delivered by the authorized officers of the Undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

14. This guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Undersigned and the successors and assigns of the Undersigned and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as allowed by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and the Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of the Lender's acceptance hereof.

GUARANTY BY CORPORATION

Aberdeen (City), WA (State)

04/22/2005

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Anchor Mutual Savings Bank (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of PANELTECH International, LLC (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A. If this ☐ is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: ______ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

B. If this ☒ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): Unlimted.

The term, "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals, or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof.

The Undersigned represents and warrants to the Lender that the Undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this guaranty is given for a corporate purpose. The Undersigned agrees to rely exclusively on the right to revoke this guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, in the opinion of the directors or officers of the Undersigned, the corporate benefits then being received by the Undersigned in connection with this guaranty are not sufficient to warrant the continuance of this guaranty as to future Indebtedness. Accordingly, so long as this guaranty is not revoked prospectively in accordance with this guaranty, the Lender may rely conclusively on a continuing warranty, hereby made, that the Undersigned continues to be benefited by this guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

3. If the Undersigned shall be dissolved or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ Unlimited (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

5. The Undersigned will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2 hereof, all of which are made a part hereof.

This guaranty is ☒ unsecured; ☐ secured by a mortgage or security agreement dated ______; ☐ secured by ______.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

LD Nott Company

By [signature] President (Title)

Leroy Nott

By ______

"Undersigned" shall refer to all entities who sign this guaranty, individually and jointly.

ADDITIONAL PROVISIONS

6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under section 1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower's obligations had not been discharged.

8. The Undersigned further agree(s) that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower's discharge, and Undersigned shall remain obligated to pay such amounts as fully as if Borrower's obligations had not been discharged.

9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Undersigned waive(s) any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to the Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. The Undersigned represents and warrants to the Lender that (i) the Undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty; (ii) the execution, delivery and performance of this guaranty by the Undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this guaranty has been duly executed and delivered by the authorized officers of the Undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

14. This guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Undersigned and the successors and assigns of the Undersigned and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as allowed by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and the Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of the Lender's acceptance hereof.

SM ______